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                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                              FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 1999
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                                    GHS, INC.
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             (Exact name of registrant as specified in its charter)

   Delaware              0-15586              52-1373960
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(State or other        (Commission          (I.R.S.Employer
jurisdiction)          File Number)         Identification No.)

65 Broadway, 7th Floor, New York, New York 10006
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (212) 430-6430
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(Former name and former address, if changed since last report)

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Item 5.  Other Events

            On August 25, 1999, GHS, Inc., a Delaware corporation ("GHS"), announced the declaration of a dividend on its common stock in order to effect the spinoff of its wholly-owned subsidiary, U.S. NeuroSurgical Inc. GHS has established September 8, 1999 as the record date for stockholders entitled to receive one (1) share of U.S. NeuroSurgical common stock for each one (1) share of GHS common stock held at the close of business on such record date. GHS expects that stock certificates in respect of such spinoff dividend will be mailed to stockholders on or about September 17, 1999.

Item 7.   Financial Statements and Exhibits.

(c)         Exhibits

Ex. No.     Description

99(a)       Press Release issued August 25, 1999


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                              SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GHS, INC.


                                          By:    /s/ Beth Polish
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                                          Name:       Beth Polish
                                          Title:      President

Dated:  August 25, 1999